Exhibit 10.5

FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 19th day of July, 2005, by and among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the “Borrower”), the entities executing this Amendment as guarantors (collectively, the “Guarantors”), each lender a party hereto (each a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS.

WHEREAS, Borrower, Administrative Agent and certain of the Lenders entered into that certain First Amended and Restated Revolving Credit Agreement dated as of June 29, 2004 (the “Credit Agreement”); and

WHEREAS, certain of the Guarantors executed that certain First Amended and Restated Guaranty dated as of June 29, 2004, in favor of Administrative Agent and Lenders and that certain Guaranty, dated as of June 15, 2005, in favor of Administrative Agent and Lenders (collectively, the “Guaranty”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to such modifications to the Credit Agreement subject to the execution and delivery by Borrower and the Guarantors of this Amendment;

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.                                       Definitions.  All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.                                       Modification of the Credit Agreement.  Borrower, Guarantors, the Lenders, and Administrative Agent do hereby modify and amend the Credit Agreement as follows:

(a)                                  By adding the following new definitions to §1.1 of the Credit Agreement:

““Joint Venture Closing Date”:  the closing date of the Joint Venture Transaction.”

““Joint Venture Transaction”:  the proposed transaction pursuant to which the Borrower shall transfer sixty-nine (69) Real Properties (subject to reduction in certain limited circumstances) owned by Borrower and its Subsidiaries to Galileo America LLC, a Delaware limited liability company (“Galileo”) in exchange for no less than $930,000,000.00 in the form of cash and equity interest in Galileo.”

““Special Dividend”:  the special dividend expected to be approximately $3.00 per share of common stock (but in no event more than $4.00 per share of common stock) that is proposed to be paid solely in connection with, and upon consummation of, the Joint Venture Transaction.”

(b)                                 By modifying the definitions of “Operating Property Value” and “Unencumbered Asset Value” set forth in §1.1 of the Credit Agreement by deleting from clause (ii) set forth therein the figure “9.0%” and by inserting in lieu thereof the figure “8.50%”.

(c)                                  By deleting clause (vi) of §8.2(b) of the Credit Agreement in its entirety and inserting in lieu thereof the following new clause (vi) of §8.2(b):

“(vi)                        the Borrower or any Subsidiary of the Borrower may sell, transfer, contribute, master lease or otherwise dispose of Property in an arm’s length transaction (or, if the transaction involves an Affiliate of the Borrower, if the transaction complies with Section 8.8), including, without limitation, a disposition of Property pursuant to a merger or consolidation (so long as such merger or consolidation is not prohibited by Section 8.2(a)), provided, however, that for any fiscal year of the Borrower, any sale, transfer, master lease, contribution or other disposition of Property in reliance on this clause (vi) which when combined with all other sales, transfers, master leases, contributions or dispositions of Property in reliance on this clause (vi) made in such fiscal year shall not exceed (A) with respect to fiscal year 2005, 30% of the total book value of all Property of the Borrower and its Subsidiaries determined as of December 31, 2004, and (B) with respect to each fiscal year thereafter, 25% of the total book value of all Property of the Borrower and its Subsidiaries determined as of the last day of the preceding fiscal year.”

(d)                                 By adding the following new §8.11(vii) to the Credit Agreement:

“(vii)                     so long as no Event of Default shall have occurred and be continuing, the Borrower may distribute the Special Dividend, provided that such Special Dividend is distributed prior to October 31, 2005, unless otherwise approved in writing by Administrative Agent.”

(e)                                  By deleting §8.14 of the Credit Agreement in its entirety and inserting in lieu thereof the following new §8.14:

“8.14                     Minimum Tangible Net Worth.  Permit the Tangible Net Worth of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP at any time to be less than the sum of (x) $1,225,000,000,000, plus (y) 80% of the aggregate net proceeds received by the Borrower from and after the Joint Venture Closing Date in connection with the issuance of any capital stock of the Borrower.”

(f)                                    By deleting §8.16 of the Credit Agreement in its entirety and inserting in lieu thereof the following new §8.16:

“8.16                     Indebtedness to Unencumbered Assets Ratio.  Permit at any time the portion of the Consolidated Total Indebtedness (which shall exclude Indebtedness of FIN 46 Entities and other Joint Ventures that are not Subsidiaries) consisting of Consolidated unsecured Indebtedness of the Borrower and its Subsidiaries to be more than 57.5% of Unencumbered Asset Value at such time.”

(g)                                 By deleting Paragraph 3 of Exhibit ”G” to the Credit Agreement in its entirety and inserting in lieu thereof the following new Paragraph 3 of Exhibit ”G”:

“3.                                 Minimum Tangible Net Worth.  The Tangible Net Worth of the Borrower and its Subsidiaries on a Consolidated basis is $                   .  Eighty percent (80%) of the aggregate net proceeds received by the Borrower from and after the Joint Venture Date in connection with the issuance of capital stock of the Borrower is $                   .  Accordingly, Tangible Net Worth exceeds Minimum Tangible Net Worth, which is $                   .  [Minimum Tangible Net Worth is the sum of $1,225,000,000.00 plus 80% of such proceeds received from and after the Joint Venture Date.]”

(h)                                 By deleting Paragraph 5 of Exhibit ”G” to the Credit Agreement in their entirety and inserting in lieu thereof the following new Paragraph 5:

“5.                                 Indebtedness to Unencumbered Assets Ratio.  The portion of Consolidated Total Indebtedness (which shall exclude Indebtedness of FIN 46 Entities and other Joint Ventures that are not Subsidiaries) consisting of unsecured Indebtedness of the Borrower and its Subsidiaries is $                       and the Unencumbered Asset Value is $                           .  Accordingly, such portion of Consolidated Total Indebtedness is             % of Unencumbered Asset Value.  [Such portion of Consolidated Total Indebtedness must not be greater than 57.5% of Unencumbered Asset Value.]

3.                                       References to Loan Documents.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.                                       Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Guarantors hereby acknowledge, represent and agree that the Guaranty and the other Loan Documents to which each is a party remain in full force and effect and constitute the valid and legally binding obligation of Guarantors enforceable against Guarantors in accordance with their terms except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, that the Guaranty and the other Loan Documents to which each is a party extend to and apply to the Credit Agreement as modified and amended, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Guarantors’ obligations under  the Credit Agreement, the Guaranty or the other Loan Documents.

5.                                       Representations and Warranties.  Borrower and Guarantors represent and warrant to the Lenders and Administrative Agent as follows:

(a)                                  Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and the Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons.

(b)                                 Enforceability.  This Amendment constitutes the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)                                  Approvals.  The execution, delivery, and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)                                 Reaffirmation.  The representations and warranties made in the Loan Documents by and with respect to Borrower or the Guarantors are true and correct in all material respects as if such representations and warranties were made as of the date hereof.

6.                                       No Default.  By execution hereof, each of the Borrower and Guarantors certify that it is and will be in compliance with all of its respective covenants under the Loan

Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

7.                                       Waiver of Claims.  Borrower and Guarantors acknowledge, represent, and agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or any acts or omissions of Administrative Agent or any of the Lenders, or any past or present officers, agents or employees of Administrative Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

8.                                       Ratification.  Except as hereinabove set forth, all terms, covenants, and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9.                                       Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

10.                                 Effectiveness of Amendment.  This Amendment shall be effective upon the execution and delivery hereof by Borrower, Guarantors, Administrative Agent and the Required Lenders, provided, however, that the amendments to the Credit Agreement set forth in Sections 2(a), 2(c), 2(d), 2(e) and 2(g) of this Amendment shall not be effective unless and until the Borrower shall have provided to Administrative Agent evidence in form and substance reasonably satisfactory to Administrative Agent of the consummation of the transfer (the “JV Transfer”) by the Borrower and its Subsidiaries on or before October 31, 2005 (or such later date as may be approved in writing by Administrative Agent) of all or substantially all of the Real Properties described on Schedule 1 attached hereto to Galileo America LLC, a Delaware limited liability company (“Galileo”) in exchange for no less than $930,000,000.00 in the form of cash and equity interest in Galileo, provided, further however, that such JV Transfer shall be subject to, and in accordance with, all terms, covenants, restrictions and conditions set forth in the Loan Documents, including, without limitation, the delivery of such Compliance Certificates, financial information, guaranties (if required by the Loan Documents), legal opinions and other documents and instruments as may be required thereunder.  In connection with the JV Transfer, Borrower shall provide to Administrative Agent an updated Schedule 4.4 (Subsidiary Guarantors and Subsidiaries) to the Credit Agreement and an updated Schedule 4.21 (List of Unencumbered Assets) to the Credit Agreement.

11.                                 Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12.                                 Miscellaneous.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

GUARANTORS:

NEW PLAN REALTY TRUST, a Massachusetts business trust

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

EXCEL REALTY TRUST-ST, INC., a Delaware corporation

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

NEW PLAN FACTORY MALLS, INC., a Delaware corporation

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	CA New Plan Asset, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	EVP, CFO

EXCEL REALTY TRUST – NC, a North Carolina general partnership

By:	NC Properties #1 Inc., a Delaware corporation, its managing Partner

	By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	EVP, CFO

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

NP OF TENNESSEE, L.P., a Delaware limited partnership

By:	New Plan of Tennessee, Inc., a Delaware corporation, its sole general partner

	By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	EVP, CFO

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

By:	ERT Development Corporation, a Delaware corporation, general partner

	By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	EVP, CFO

By:	ERT Pointe Orlando, Inc., a New York corporation, general partner

	By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	EVP, CFO

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CA NEW PLAN TEXAS ASSETS, L.P., a Delaware limited partnership

By:	CA NEW PLAN FLOATING RATE SPE, INC., a Delaware corporation, its sole general partner

	By:	/s/ John B. Roche
	Name:	John B. Roche
	Title:	EVP, CFO

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

NEW PLAN OF ILLINOIS, LLC, a Delaware limited liability company

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

NEW PLAN OF MICHIGAN, LLC, a Delaware limited liability company

By:	/s/ John B. Roche
Name:	John B. Roche
Title:	EVP, CFO

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

LENDERS AND AGENTS:

BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent

By:	/s/ Michael W. Edwards
Name:	Michael W. Edwards
Title:	Senior Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

THE BANK OF NEW YORK, individually and as Syndication Agent

By:	/s/ David V. Fowler
Name:	David V. Fowler
Title:	Managing Director

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) individually and as Co-Documentation Agent

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

KEYBANK NATIONAL ASSOCIATION, a national banking association, individually and as Co-Managing Agent

By:	/s/ Daniel P. Stegemoeller
Name:	Daniel P. Stegemoeller
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

WELLS FARGO BANK N.A., individually and as Co-Documentation Agent

By:	/s/ William A. Jordan
Name:	William A. Jordan
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

SUNTRUST BANK, individually and as Managing Agent

By:	/s/ Nancy B. Richards
Name:	Nancy B. Richards
Title:	Senior Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Jim C. Y. Chen
Name:	Jim C. Y. Chen
Title:	VP & General Manager

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CITICORP NORTH AMERICA, INC.

By:	/s/ Michael Chiopak
Name:	Michael Chiopak
Title:	Vice President

By:	/s/ Jeanne M. Craig
Name:	Jeanne M. Craig
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Brian P. Kelly
Name:	Brian P. Kelly
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director
Banking Products
Services, US

By:	/s/ Wilfred V. Saint
Name:	Wilfred V. Saint
Title:	Director
Banking Products
Services, US

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Cynthia A. Bean
Name:	Cynthia A. Bean
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CHEVY CHASE BANK, F.S.B.

By:	/s/ Sadhvi K. Subramanian
Name:	Sadhvi K. Subramanian
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement

CITIZENS BANK OF RHODE ISLAND

By:	/s/ Craig E. Schermerhorn
Name:	Craig E. Schermerhorn
Title:	Vice President

Signature Page to New Plan First Amendment to $350MM Revolving Credit Agreement